SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

April 19, 2004
(Date of earliest event reported)

BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Florida	34-027228

(State of other jurisdiction or incorporation or organization)	(Commission File Number)

1750 East Sunrise Blvd. Ft. Lauderdale, Florida	33304

(Address of principal executive offices)	(Zip Code)

65-0507804

(IRS Employer Identification No.)

(954) 760-5000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     On April 16, 2004 BankAtlantic Bancorp filed an amendment to the registration statement filed with the Securities and Exchange Commission on March 4, 2004 reducing the number of shares of its Class A Common Stock subject to the filing from 6 million to 4 million and reducing the size of the over allotment option granted to the underwriters from 900,000 to 600,000 shares of Class A Common Stock. The Company decided to reduce the size of the offering because the previously announced settlement of litigation involving the Company’s investment in a technology company resulted in an improvement in both its shareholders’ equity and cash position, which together with the new offering size, effectively offsets the effect on the Company of the spin off of Levitt Corporation. Keefe, Bruyette & Woods, Ryan Beck & Co., Friedman, Billings, Ramsey Group and Sandler O’Neill & Partners, L.P. have been selected to manage the offering.

     The registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective and the offering has not yet commenced. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. When available, copies of the prospectus, subject to completion, relating to these securities may be obtained by contacting Corporate Communications, BankAtlantic Bancorp, Inc., 1750 East Sunrise Blvd., Fort Lauderdale, Florida 33304. There is no assurance that the offering of these securities will be completed.

Item 12. Results of Operations and Financial Condition

     The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. On April 19, 2004, BankAtlantic Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2004. The press release, and accompanying financial tables and deposit graphs are attached hereto as Exhibit 99.1 and are incorporated herein by reference. In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the press release also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures, which it defines as “operating” measures, in their analysis of the Company’s performance. These “operating” measures adjust GAAP income from continuing operations to exclude the costs associated with debt redemptions and securities impairment recoveries. The Company believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Company’s operating results and any related trends that may be affecting the Company’s business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.

By: /s/ JAMES A. WHITE

James A. White Executive Vice President - Chief Financial Officer

Dated: April 19, 2004

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 19, 2004

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